                              TWELFTH AMENDMENT TO
                      DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                               As of July 19, 2001


                  Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of January 20, 2000 (as heretofore amended, the "DIP CREDIT AGREEMENT"), by and among Mariner Health Group, Inc., a Delaware corporation ("MHG"), as debtor and debtor-in-possession, and each of MHG's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary and MHG individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"); the Lenders listed on the signature pages thereof; First Union National Bank, as syndication agent; PNC Capital Markets, Inc. and First Union Securities, Inc., as co-arrangers; and PNC Bank, National Association, as collateral agent and administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

                  Borrowers and Lenders desire to amend the DIP Credit Agreement to extend the maturity date of the DIP Credit Agreement. The Lenders are prepared to do so solely on the terms and conditions herein.

                  NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders hereby agree as follows:

                  The Borrowers and the undersigned Lenders hereby agree that the definition of "Stated Maturity Date" is hereby amended by deleting the reference to "July 19, 2001" contained therein and substituting therefor "December 31, 2001."

                  On and after the Twelfth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended through the date thereof, including by this Twelfth Amendment to Debtor-In-Possession Credit Agreement (this "TWELFTH AMENDMENT"; the DIP Credit Agreement, as so amended, being the "AMENDED AGREEMENT").

                  Without limiting the generality of the provisions of Section
11.05 of the DIP Credit Agreement, the amendment set forth above shall be limited precisely as written, and nothing in this Twelfth Amendment shall be deemed to prejudice any right or remedy that the

Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Twelfth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  In order to induce Lenders to enter into this Twelfth Amendment, each Borrower, by its execution of a counterpart of this Twelfth Amendment, represents and warrants that, subject to obtaining the approval of the Court to the execution, delivery and performance of this Twelfth Amendment,
(a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Twelfth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Twelfth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Twelfth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or violate, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or constitute a default under any agreement or other instrument binding upon it (which default, in the case of such instruments or agreements, would give rise to rights enforceable on a post-Petition Date basis) or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Twelfth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official, (e) this Twelfth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, and (f) after giving effect to this Twelfth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Twelfth Amendment that would constitute a Default.

                  This Twelfth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Twelfth Amendment shall become effective (the date of such effectiveness being the "TWELFTH AMENDMENT EFFECTIVE DATE") as of July 19, 2001 provided the following conditions shall have been met: (a) the Borrowers and each of the Lenders shall have executed counterparts of this Twelfth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof, (b) the Administrative Agent shall have received from the Borrowers, for distribution to the undersigned Lenders in accordance with their respective Percentages, an amendment fee of 1% of the aggregate Tranche A Commitments of such Lenders after giving effect to this Twelfth Amendment, (c) PNC Bank, National Association, as administrative agent under the Existing Credit Facilities (the "PREPETITION AGENT"), shall have received an adequate protection payment from the Borrower an amount to be agreed to by the Borrowers and the Prepetition Agent, for the ratable benefit of each of the Existing Lenders, in partial satisfaction of the Prepetition Indebtedness due under the Existing Credit Facilities (to be applied by the Prepetition Agent in accordance with the terms of the Existing Credit Facilities), (d) the Court
Agent
shall have entered an order, in form and substance satisfactory to the Lenders, approving this Twelfth Amendment, the amendment fee and the adequate protection payment referenced above, and (e) the Administrativeshall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Buchanan Ingersoll, P.C., Houlihan Lokey Howard & Zukin and Deloitte Consulting, L.L.C. that are received by MHG prior to 12:00 Noon (New York City time) on July 13, 2001 have been paid in full.

                  THIS TWELFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



                  [Remainder of page intentionally left blank]



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

BORROWERS:                                     MARINER HEALTH GROUP, INC.
                                               AID & ASSISTANCE, INC.
                                               BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC.
                                               BRIDE BROOK NURSING & REHABILITATION CENTER,
                                                    INC.
                                               COMPASS PHARMACY SERVICES, INC.
                                               COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                                               COMPASS PHARMACY SERVICES OF TEXAS, INC.
                                               CYPRESS NURSING FACILITY, INC.
                                               LONG RIDGE NURSING AND REHABILITATION CENTER,
                                                    INC.
                                               LONGWOOD REHABILITATION CENTER, INC.
                                               MARINER HEALTH AT BONIFAY, INC.
                                               MARINER HEALTH CARE, INC.
                                               MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                                               MARINER HEALTH CARE OF DELAND, INC.
                                               MARINER HEALTH CARE OF FORT WAYNE, INC.
                                               MARINER HEALTH CARE OF GREATER LAUREL, INC.
                                               MARINER HEALTH CARE OF INVERNESS, INC.
                                               MARINER HEALTH CARE OF LAKE WORTH, INC.
                                               MARINER HEALTH CARE OF MACCLENNY, INC.
                                               MARINER HEALTH CARE OF METROWEST, INC.
                                               MARINER HEALTH CARE OF NASHVILLE, INC.
                                               MARINER HEALTH CARE OF NORTH HILLS, INC.
                                               MARINER HEALTH CARE OF ORANGE CITY, INC.
                                               MARINER HEALTH CARE OF PALM CITY, INC.
                                               MARINER HEALTH CARE OF PINELLAS POINT, INC.
                                               MARINER HEALTH CARE OF PORT ORANGE, INC.
                                               MARINER HEALTH CARE OF SOUTHERN CONNECTICUT,
                                                    INC.
                                               MARINER HEALTH CARE OF TOLEDO, INC.
                                               MARINER HEALTH CARE OF TUSKAWILLA, INC.
                                               MARINER HEALTH CARE OF WEST HILLS, INC.
                                               MARINER HEALTH CENTRAL, INC.
                                               MARINER HEALTH HOME CARE, INC.
                                               MARINER HEALTH OF FLORIDA, INC.
                                               MARINER HEALTH OF JACKSONVILLE, INC.
                                               MARINER HEALTH OF MARYLAND, INC.
                                               MARINER HEALTH OF ORLANDO, INC.
                                               MARINER HEALTH OF PALMETTO, INC.
                                               MARINER HEALTH OF SEMINOLE COUNTY, INC.
                                               MARINER HEALTH OF TAMPA, INC.
                                               MARINER HEALTH RESOURCES, INC.
                                               MARINER PHYSICIAN SERVICES, INC.
                                               MARINER PRACTICE CORPORATION
                                               MARINER - REGENCY HEALTH PARTNERS, INC.
                                               MARINERSELECT STAFFING SOLUTIONS, INC.
                                               MARINER SUPPLY SERVICES, INC.
                                               MEDREHAB, INC.


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
                                               MEDREHAB OF INDIANA, INC.
                                               MEDREHAB OF LOUISIANA, INC.
                                               MEDREHAB OF MISSOURI, INC.
                                               MERRIMACK VALLEY NURSING & REHABILITATION
                                                    CENTER, INC.
                                               METHUEN NURSING & REHABILITATION CENTER, INC.
                                               MHC REHAB. CORP.
                                               MHC TRANSPORTATION, INC.
                                               MYSTIC NURSING & REHABILITATION CENTER, INC.
                                               NATIONAL HEALTH STRATEGIES, INC.
                                               PARK TERRACE NURSING & REHABILITATION CENTER,
                                                    INC.
                                               PENDLETON NURSING & REHABILITATION CENTER, INC.
                                               PINNACLE CARE CORPORATION
                                               PINNACLE CARE CORPORATION OF HUNTINGTON
                                               PINNACLE CARE CORPORATION OF NASHVILLE
                                               PINNACLE CARE CORPORATION OF SENECA
                                               PINNACLE CARE CORPORATION OF SUMTER
                                               PINNACLE CARE CORPORATION OF WILLIAMS BAY
                                               PINNACLE CARE CORPORATION OF WILMINGTON
                                               PINNACLE CARE MANAGEMENT CORPORATION
                                               PINNACLE PHARMACEUTICALS, INC.
                                               PINNACLE PHARMACEUTICAL SERVICES, INC.
                                               PINNACLE REHABILITATION, INC.
                                               PINNACLE REHABILITATION OF MISSOURI, INC.
                                               PRISM CARE CENTERS, INC.
                                               PRISM HEALTH GROUP, INC.
                                               PRISM HOME CARE COMPANY, INC.
                                               PRISM HOME CARE, INC.
                                               PRISM HOME HEALTH SERVICES, INC.
                                               PRISM HOSPITAL VENTURES, INC.
                                               PRISM REHAB SYSTEMS, INC.
                                               REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY,
                                                    INC.
                                               SASSAQUIN NURSING & REHABILITATION CENTER, INC.
                                               TAMPA MEDICAL ASSOCIATES, INC.
                                               THE OCEAN PHARMACY, INC.
                                               TRI-STATE HEALTH CARE, INC.
                                               WINDWARD HEALTH CARE, INC.

                                               BY:
                                                    --------------------------------------------------
                                                     Boyd P. Gentry
                                                     Vice President for each of the foregoing Borrowers

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
                                               IHS REHAB PARTNERSHIP, LTD.

                                               BY:   MARINER HEALTH CARE OF NASHVILLE, INC., its
                                                     General Partner

                                                     By:
                                                        ---------------------------------------------
                                                     Name:
                                                     Title:


                                               MARINER HEALTH PROPERTIES IV, LTD.

                                               BY:   MARINER HEALTH OF FLORIDA, INC., its General
                                                     Partner

                                                     By:
                                                        ---------------------------------------------
                                                     Name:
                                                     Title:


                                               MARINER HEALTH PROPERTIES VI, LTD.

                                               BY:   MARINER HEALTH OF FLORIDA, INC., its General
                                                     Partner

                                                     By:
                                                        ---------------------------------------------
                                                     Name:
                                                     Title:


                                               SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP

                                               BY:   TRI-STATE HEALTH CARE, INC., its General Partner

                                                     By:
                                                        ---------------------------------------------
                                                     Name:
                                                     Title:


                                               ALLEGIS HEALTH AND LIVING CENTER AT HERITAGE
                                                    HARBOUR, L.L.C.

                                               BY:   MARINER HEALTH OF MARYLAND, INC., its General
                                                      Partner

                                                     By:
                                                        ------------------------------------------
                                                     Name:
                                                     Title:

AGENTS AND LENDERS:                            PNC BANK, NATIONAL ASSOCIATION,
                                               Individually as a Continuing Lender and as
                                               Administrative Agent, Collateral Agent and LC Issuing
                                               Bank


                                               By:
                                                  -----------------------------------------------------
                                               Name:
                                               Title:

                                               FIRST UNION NATIONAL BANK,
                                               individually as a Continuing Lender and as Syndication
                                               Agent


                                               By:
                                                  -----------------------------------------------------
                                               Name:
                                               Title:

                                               CREDIT LYONNAIS NEW YORK BRANCH,
                                               individually as a Continuing Lender


                                               By:
                                                   -------------------------------
                                               Name:
                                               Title:

                                               BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                                               INC.
                                               individually as a Continuing Lender


                                               By:
                                                  ------------------------------------------
                                               Name:
                                               Title:

                                               By:
                                                  ------------------------------------------
                                               Name:
                                               Title:


                                      S-8